LONG-TERM LOANS FROM BANKS	12 Months Ended
Dec. 31, 2014
LONG-TERM LOANS FROM BANKS [Abstract]
LONG-TERM LOANS FROM BANKS
NOTE 12	-	LONG-TERM LOANS FROM BANKS

A.	Composition

	As of December 31, 2014	As of December 31,2013

In U.S. Dollars, see also B and C below	$120,155	$150,155
In JPY, see also D below	73,647	10,954
Total long-term loans from banks-principal amount	193,802	161,109
Fair value adjustments	(24,026)	(22,370)
Total long-term loans from banks	169,776	138,739
Current maturities	(10,000)	(30,000)
	$159,776	$108,739

B.	Facility Agreement with Tower

In 2014, Tower signed with the two largest Israeli banks, Bank Leumi and Bank Ha'poalim (“the Israeli Banks”), an amendment to its facility agreement according to which, as of December 31, 2014, Tower had an amount of approximately $101,000 of loan outstanding carrying an annual interest rate of USD LIBOR plus 3.90% (“Facility Agreement”) and outstanding letters of credit amounting to approximately $3,300.

The principal payments' schedule of said loan is $10,000 during 2015 $14,000 during 2016, $56,000 during 2017 and approximately $21,000 during 2018.

Pursuant to the Facility Agreement, Tower has registered liens in favor of the Israeli Banks on substantially all of its present and future assets. The Facility Agreement restricts Tower's ability to place liens on its assets (other than existing liens in favor of the State of Israel in respect of Investment Center grants - see Note 8B), without the prior consent of the Israeli Banks. The Facility Agreement also contains certain restrictive financial ratios and covenants. Satisfying these financial ratios and covenants is a material provision of the Facility Agreement. If, as a result of any default, the Israeli Banks were to accelerate Tower's obligations, Tower would be obligated, to, among other things, immediately repay all loans made by the Israeli Banks plus penalties, and the Israeli Banks would be entitled to exercise the remedies available to them under the Facility Agreement, including enforcement of their liens against all of Tower's assets.The Facility Agreement contains. among others, (i) a mechanism for early repayment of certain principal amounts based on excess cash flow Tower may incur; (ii) required financial ratios and covenants Tower has to meet, as well as definitions of event of defaults.

Loans received under the Facility Agreement, as amended to date, are presented at fair value, with changes in value reflected in the statements of operations, following adoption by the Company of ASC 825-10 "Fair Value Option" and Tower's election to apply the fair value option to the Facility Agreement.

The effects of the Facility Agreement, as revised and amended, have been included in the measurement of the fair value of the loans at the relevant periods.

C.	Wells Fargo Asset-Based Revolving Credit Line

In December 2013, Jazz entered into an agreement with Wells Fargo Capital Finance, part of Wells Fargo & Company (“Wells Fargo”), for a five-year secured asset-based revolving credit line in the total amount of up to $70,000, maturing in December 2018 (the “Credit Line Agreement”).  Loans under the Credit Line Agreement bear interest at a rate equal to, at lender's option, either the lender's prime rate plus a margin ranging from 0.50% to 1.0% or the LIBOR rate plus a margin ranging from 1.75% to 2.25% per annum.

The outstanding borrowing availability varies from time to time based on the levels of Jazz's eligible accounts receivable, eligible equipment, eligible inventories and other terms and conditions described in the Credit Line Agreement. The Credit Line Agreement is secured by the assets of Jazz. The Credit Line Agreement contains customary covenants and other terms, including covenants, as well as customary events of default. If any event of default will occur, Wells Fargo may declare all borrowings under the facility and foreclose on the collateral due immediately.

Borrowing availability under the Credit Line Agreement as of December 31, 2014 was approximately $54,000, of which approximately $24,000 has been utilized as of such date (including $19,100 through loans and approximately $5,000 through letters of credit).

As of December 31, 2014, Jazz was in compliance with all of the covenants under this facility.

D.	GE Capital Asset-Based Revolving Line

In May 2012, TJP signed a definitive credit line agreement with GE Capital to provide a three-year secured asset-based revolving credit line of up to 4 billion Japanese Yen. Loans obtained under this credit line carried an interest of the higher of TIBOR rate or LIBOR rate plus 2.6% per annum.

In 2014, as part of the cessation of operations of TJP, the loan was fully repaid and the contract has been terminated.

As of December 31, 2013, the total availability amounted to approximately $25,000, of which approximately $11,000 was outstanding.

E.	Long Term Loan Agreement with JA Mitsui Leasing, Ltd. and Bank of Tokyo (BOT)

In June 2014, TPSCo entered into a long term loan agreement with JA Mitsui Leasing, Ltd. and Bank of Tokyo (BOT) Lease Co., Ltd, under which it has borrowed approximately 8.8 billion Japanese Yen (approximately $74,000 as of December 31, 2014).

The loan carries an annual interest of the TIBOR (Tokyo Interbank Offered Rate) six months' rate plus 1.65% per annum with the principal amount to be repaid in seven semi-annual equal installments starting June 2016 and ending June 2019. The loan is secured by an assignment of TPSCo's right to receive any amounts under its manufacturing and production related services agreements with Panasonic.